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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 31, 2005.


                          BAYOU CITY EXPLORATION, INC.
             (Exact name of registrant as specified in its chapter)


           Nevada                         0-277443                61-1306702
           ------                         --------                ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation                  File Number)         Identification No.)

          10777 Westheimer Rd., Suite 170
                  Houston, Texas                              77042
          -------------------------------                     -----
     (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code   (832) 358-3900
                                                     --------------


                                       N/A
                               -------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure set forth under Item 3.02 (Unregistered Sales of Equity Securities) is hereby incorporated by reference into this Item 1.01.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On December 31, 2005, Bayou City Exploration, Inc. (the "Company") accepted subscriptions in the aggregate amount of $797,623 from an offering made in the United States to accredited investors as defined in Regulation D ("US Exempt Offering") for a total of 797,623 units (each a "US Unit") at a purchase price of $1.00 per US Unit. Each US Unit consists of one share of the Company's common stock ("Common Stock") and one warrant, which expires on December 31, 2007 ("US Warrant") to acquire one share of Common Stock at a price of $1.75 per share. The US Warrants are transferable, but only if, in the opinion of the Company's counsel, such transfer is made pursuant to a registration statement or an exemption from applicable securities registration requirements.

In addition, on December 31, 2005, the Company accepted subscriptions in the aggregate amount of $1,272,750 from an offering made outside the United States to eligible sophisticated investors pursuant to Regulation S (the "Regulation S Offering") for a total of 1,272,750 units (each a "Regulation S Unit") at a purchase price of $1.00 per Regulation S Unit. In connection with the Regulation S Offering, the Company paid $22,500 as a finder's fee to one individual outside the United States. Each Regulation S Unit is comprised of one share of Common Stock and one warrant, which expires on December 31, 2007 ("Regulation S Warrant") to acquire one share of Common Stock at a price of $1.75 per share. The Regulation S Warrants may be transferred, but only if, in the opinion of the Company's counsel, such transfer complies with the requirements of Regulation S and is made pursuant to a registration statement or an available exemption from applicable securities registration requirements.

The Company anticipates that the proceeds of the US Exempt Offering and the Regulation S Offering, as well as the proceeds from the exercise of the US Warrants and the Regulation S Warrants, will be used for working capital and general corporate purposes, including the generation of prospects, purchase of leases and completion of wells.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 31, 2006

                                      Bayou City Exploration, Inc.


                                      By:   /s/ Norman G. Haisler, Jr.
                                            Norman G. Haisler, Jr.
                                            Senior Vice President-Finance and
                                            Chief Financial Officer